                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (date of earliest event reported):  November 20, 1997



                          P. H. GLATFELTER COMPANY
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



   Pennsylvania                               1-3560                 23-0628360
------------------                        -------------          ------------------
 (State or other                           (Commission            (I.R.S. Employer
 jurisdiction of                           File Number)         Identification No.)
 incorporation)



       Spring Grove, Pennsylvania                                          17362
----------------------------------------                                -----------
(Address of principal executive offices)                                 (Zip Code)



Registrant's telephone number, including area code: (717) 225-4711
                                                   -----------------


                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                                     ITEM 5

                 By letter dated November 20, 1997 the Federal Cartel Office in Germany has notified the Registrant that its acquisition, through two wholly-owned German subsidiaries, of all the capital stock of S&H Papier Holding GmbH, the company holding the specialty paper business of the Schoeller and Hoesch group, may be consummated. This action satisfies the principal condition precedent to the closing of the transaction, which is now expected to occur on January 2, 1998.

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           P. H. GLATFELTER COMPANY
                                           ------------------------------
                                                    (Registrant)


Date:  November 24, 1997                   By:   /s/ Robert S. Wood
                                               ---------------------------
                                                   Robert S. Wood
                                                   Secretary and Treasurer





                                      3